SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      under
                           THE SECURITIES ACT OF 1933


                         FIRST WEST CHESTER CORPORATION
             (Exact name of registrant as specified in its charter)


                    Pennsylvania                                23-2288763
          (State or other jurisdiction of                   (I.R.S. Employer
           incorporation or organization)                    Identification No.)
                9 North High Street
           West Chester, Pennsylvania                              19380
    (Address of principal executive offices)                     (Zip Code)


                             1995 STOCK OPTION PLAN
                            (Full title of the plan)


                                CHARLES E. SWOPE
                      President and Chief Executive Officer
                         First West Chester Corporation
                               9 North High Street
                        West Chester, Pennsylvania 19380
                                 (610) 692-3000
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)


                                    Copy to:

                          PATRICIA A. GRITZAN, ESQUIRE
                           Saul, Ewing, Remick & Saul
                             3800 Centre Square West
                        Philadelphia, Pennsylvania 19102
                                 (215) 972-7777

                         CALCULATION OF REGISTRATION FEE


======================= =============== ================== ================= =======================================

                                                               Proposed
                                        Proposed Maximum       Maximum
Title of Securities to   Amount to be    Offering Price       Aggregate
    be Registered       Registered (1)    Per Share (2)     Offering Price       Amount of Registration Fee (2)
======================= =============== ================== ================= =======================================
Common Stock, Par           307,500         20 (2)            $6,150,000         $1,709.70
Value $1.00 Per Share
======================= =============== ================== ================= =======================================

(1) The Registrant previously registered 500,000 shares (as adjusted for stock dividends in April 1997 and November 1998) on Form S-8, filed July 31, 1996, Registration No. 33-09241.

(2) The registration fee with respect to these shares has been computed in accordance with paragraphs (c) and (h) of Rule 457, based upon the average of the bid and asked price for shares of the Common Stock on December 15, 1998.
                                                          -----------------

                                    Form S-8

         This Registration Statement on Form S-8 is filed to register the offering of additional shares of the Registrant's Common Stock pursuant to the Registrant's 1995 Stock Option Plan (the "Plan"). A Registration Statement on Form S-8 is currently effective with regard to the Plan. See, Registration Statement on Form S-8, filed July 31, 1996, Registration No.33-09241 (the "1996 Registration Statement"). The contents of Parts II, Items 3 -- 7 and Item 9 of the 1996 Registration Statement are incorporated herein by reference.



Item 8.        Exhibits.

               The following is a list of exhibits filed with, or incorporated by reference into, this Registration Statement:

         5        Opinion of MacElree, Harvey, Gallagher & Featherman, Ltd.

         10 1995 Stock Option Plan (incorporated by reference to Appendix B to the Registrant's Proxy Statement for the 1998 Annual Meeting filed on February 24, 1998).

         23.1     Consent of Grant Thornton LLP

         23.2 Consent of MacElree, Harvey, Gallagher & Featherman, Ltd. (contained in Exhibit No. 5)

         24 Power of Attorney (included on signature page of the Registration Statement)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of West Chester, State of Pennsylvania, on December 18, 1998.

                                               FIRST WEST CHESTER CORPORATION


                                                By: /s/ Charles E. Swope
                                                -------------------------------
                                                Charles E. Swope, President and
                                                Chief Executive Officer


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints Charles E. Swope, J. Duncan Smith, and T. Benjamin Marsho, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments to this Registration Statement, including post-effective amendments, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



Signature                                            Title                              Date
---------                                            -----                              ----


 /s/  Charles E. Swope                            Chairman of the Board,             December 18, 1998
-------------------------------                                                               --
Charles E. Swope                                  President and Chief Executive
                                                  Officer



 /s/ J. Duncan Smith                              Treasurer (Principal                December 18, 1998
-------------------------------                                                                --
J. Duncan Smith                                   Accounting and
                                                  Financial Officer)



 /s/  John J. Ciccarone                           Director                            December 18, 1998
-------------------------------                                                                --
John J. Ciccarone



 /s/  M. Robert Clarke                            Director                            December 18, 1998
-------------------------------                                                                --
M. Robert Clarke



 /s/  Edward J. Cotter                            Director                            December 18, 1998
-------------------------------                                                                --
Edward J. Cotter



 /s/  Clifford E. DeBaptiste                      Director                            December 18, 1998
-------------------------------                                                                --
Clifford E. DeBaptiste



 /s/  John A. Featherman, III                     Director                            December 18, 1998
-------------------------------                                                                --
John A. Featherman, III



 /s/  John S. Halsted                             Director                            December 18, 1998
-------------------------------                                                                --
John S. Halsted



 /s/  J. Carol Hanson                             Director                            December 18, 1998
-------------------------------                                                                --
J. Carol Hanson



 /s/ Devere Kauffman                              Director                            December 18, 1998
-------------------------------                                                                --
Devere Kauffman



 /s/ David L. Peirce                              Director                            December 18, 1998
-------------------------------                                                                --
David L. Peirce



 /s/ John B. Waldron                              Director                            December 18, 1998
-------------------------------                                                                --
John B. Waldron


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of West Chester, State of Pennsylvania, on December 18, 1998.

                                                 FIRST WEST CHESTER CORPORATION


                                              By:_______________________________
                                                 Charles E. Swope, President and
                                                 Chief Executive Officer


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints Charles E. Swope, J. Duncan Smith, and T. Benjamin Marsho, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments to this Registration Statement, including post-effective amendments, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                 Title                              Date
---------                                 -----                              ----


___________________________________ Chairman of the Board,             December 18, 1998
Charles E. Swope                    President and Chief                         --
                                    Executive Officer


___________________________________ Treasurer (Principal               December 18, 1998
J. Duncan Smith                     Accounting and Financial                    --
                                    Officer)



___________________________________ Director                           December 18, 1998
John J. Ciccarone                                                               --



___________________________________ Director                           December 18, 1998
M. Robert Clarke                                                                --



___________________________________ Director                           December 18, 1998
Edward J. Cotter                                                                --



___________________________________ Director                           December 18, 1998
Clifford E. DeBaptiste                                                          --


___________________________________ Director                           December 18, 1998
John A. Featherman, III                                                         --



___________________________________ Director                           December 18, 1998
John S. Halsted                                                                 --



___________________________________ Director                           December 18, 1998
J. Carol Hanson                                                                 --



___________________________________ Director                           December 18, 1998
Devere Kauffman                                                                 --



___________________________________ Director                           December 18, 1998
David L. Peirce                                                                 --



___________________________________ Director                           December 18, 1998
John B. Waldron                                                                 --

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                Exhibit
-----------                -------

5                          Opinion of MacElree, Harvey, Gallagher & Featherman,
                           Ltd.

23.1                       Consent of Grant Thornton LLP,

23.2 Consent of MacElree, Harvey, Gallagher & Featherman, Ltd.(Contained in Exhibit No. 5)

24                         Power of  Attorney  authorizing  Charles E. Swope,
                           J. Duncan Smith and T. Benjamin Marsho to sign the Registration Statement(included in signature page of the Registration Statement)

                                                                       EXHIBIT 5



         [LETTERHEAD OF MACELREE, HARVEY, GALLAGHER & FEATHERMAN, LTD.]

                                                               December 21, 1998

First West Chester Corporation
9 North High Street
West Chester, PA  19380

Gentlemen:

         We refer to the Registration Statement on Form S-8 (the "Registration Statement") of First West Chester Corporation, a Pennsylvania corporation (the "Company"), to be filed with the Securities and Exchange Commission covering the registration under the Securities Act of 1933, as amended (the "Securities Act"), of 307,500 shares of common stock, par value $1.00 per share, of the Company (the "Shares").

         We have examined the Registration Statement, the Certificate of Incorporation and By-laws of the Company and such records, certificates and other documents as we have considered necessary or appropriate for the purposes of this Opinion.

         Based on the foregoing, it is our opinion that:

         1. the Company is duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania; and

         2. the Shares to be issued in accordance with the terms described in the Registration Statement have been duly authorized and, when issued in accordance with the terms described in the Registration Statement, will be validly issued, fully paid and non-assessable.

         We hereby consent to use of our name in the Registration Statement as counsel who will pass upon the legality of the Shares for the Company and as having prepared this Opinion as an exhibit to the Registration Statement. In giving the foregoing consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Securities and Exchange Commission thereunder.


                               Very truly yours,


                               /s/MacElree, Harvey, Gallagher & Featherman, Ltd.
                               -------------------------------------------------
                               MACELREE, HARVEY,
                               GALLAGHER & FEATHERMAN, LTD.

                                                                    EXHIBIT 23.1



                         [LETTERHEAD OF GRANT THORNTON]


         We have issued our report dated January 28, 1998 accompanying the consolidated financial statements of First West Chester Corporation and subsidiaries appearing on Form 10-K for the year ended December 31, 1997, which are incorporated by reference in this Registration Statement. We consent to the incorporation by reference in the Registration Statement of the aforementioned report.



                                                     Grant Thornton LLP

                                                     /s/ Grant Thornton LLP
                                                     --------------------------
                                                     Philadelphia, Pennsylvania

                                                     December 18, 1998